SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2009

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 Hayden Avenue, Lexington, Massachusetts 02421

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:  (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2009, the Compensation Committee of Cubist Pharmaceuticals, Inc.’s Board of Directors approved a Short Term Incentive Plan (“STIP”) to provide Cubist’s employees, including Cubist’s Chief Executive Officer, Chief Financial Officer and its other named executive officers with annual cash awards based on Cubist’s achievement of its corporate goals and the individual employee’s achievement of personal goals for 2009.  The cash awards under the STIP for 2009 will be paid in 2010.

Cubist’s Chief Executive Officer’s cash award under the STIP is targeted at 80% of his 2009 salary and is based 100% on Cubist’s achievement of its corporate goals.  The awards for Cubist’s Senior Vice President, Chief Financial Officer, and its Executive Vice President, Chief Operating Officer, are based 80% on Cubist’s achievement of its corporate goals and 20% on each individual’s achievement of his individual goals, and are targeted at 50% of each individual’s 2009 salary.  The awards for Cubist’s other named executive officers are based 65% on Cubist’s achievement of its corporate goals and 35% on the individual’s achievement of his or her individual goals, and are targeted at 40% of each individual’s 2009 salary.  Cubist needs to achieve at least 70% of its overall annual corporate goals and 90% of its annual net U.S. Cubicin revenue goal for any participant, including Cubist’s Chief Executive Officer, Chief Financial Officer and its other named executive officers, to be eligible for an award under the STIP.  All awards under the STIP are subject to the review and approval of Cubist’s Board of Directors and the Board of Directors retains the discretion to reduce, increase or eliminate the funding for the STIP in accordance with its assessment of achievement by Cubist of its corporate goals.

The information included in this Item 5.02 is summary in nature only and is qualified in its entirety by reference to the STIP Terms and Conditions, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On February 17, 2009, Cubist issued a press release announcing that it had begun dosing in the first-in-human clinical trial with CB-182,804, a potent, bactericidal, I.V. therapy for the treatment of multi-drug resistant Gram-negative infections.  A copy of the press release has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	STIP Terms and Conditions

	99.1	Press Release dated February 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

By:	/s/ Tamara L. Joseph
Tamara L. Joseph
Senior Vice President, General Counsel and Secretary

Dated:  February 18, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	STIP Terms and Conditions

99.1	Press Release dated February 17, 2009